



Arch Coal, Inc.








Arch Coal in brief

- Second largest U.S. coal producer
- Produces 10% of U.S. coal supply
- Fuel source for 6% of domestic electricity
- Reserves total 3.4 billion tons
- Production is 100% low sulfur
- Headquarters in St. Louis
- Listed on NYSE ("ACI")

Arch operations



Black Thunder
Arch of Wyoming
Skyline
Dugout Canyon
SUFCO
West Elk
Campbell's Creek
Hobet 21
Samples
Arch of W.Va.
Mingo Logan
Pardee
Lone Mountain

ACI stock performance


Ashland announces plans
to sell 2.1 mm shares
Second equity offering
First equity offering
Ashland distribution
$/share
40
35
30
25
20
15
10
5
0
J-97
O-97
J-98
A-98
J-98
O-98
J-99
A-99
J-99
O-99
J-00
A-00
J-00
O-00
J-01
A-01
J-01

Market share for electric generation



60%
50%
40%
30%
20%
10%
0%
90
91
92
93
94
95
96
97
98
99
00
Coal (52%)
Nuclear (20%)
Hydro (7%)
Gas (16%)
Oil (3%)
Renew (2%)

Average 2000 U.S. generating costs

(O&M and fuel costs, per megawatt hour, by fuel)



60
50
40
30
20
10
0
9.36
16.82
18.24
45.27
53.37
(at $4.09/mcf in 2000)
$38.03 (at $2.16/mcf in 1999)
Hydro
Coal
Nuclear
Oil
Nat. Gas

Delivered cost of competing fossil fuels



1000
900
800
700
600
500
400
300
200
100
0
Cents/mmBtu
Jan-96
Jul-96
Jan-97
Jul-97
Jan-98
Jul-98
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Coal
Oil
Gas

Capacity utilization of nuclear system



100%
90%
80%
70%
60%
50%
40%
30%
Jan-90
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Maintenance outages
Palisades 1 (6/20)
Cook #1 (8/27)
Prairie Island 1 (8/03)
Cook #2 (8/30)

Percentage of electric demand growth captured by nuclear plants



Nuclear generation is nearing flat line
70%
60%
50%
40%
30%
20%
10%
0%
36.0%
63.0%
27.0%
7.0%
1998
1999
2000
2001

Natural gas production flat since 1/99, despite 130% increase in rig count



Active rigs
Production (BCF)
1200
1000
800
600
400
200
0
3500
3000
2500
2000
1500
1000
500
0
J-99
A-99
J-99
O-99
J-00
A-00
J-00
O-00
J-01
A-01
J-01
Active gas rigs
Gas production

With demand climbing, natural gas prices are likely to remain volatile

Conclusions of Hammond International Group

- 30 TCF/yr. **and** prices below $3/MCF ain't gonna happen!
- 30 TCF/year looks real tough without major expansion of LNG imports **and** Arctic gas
- U.S. industry on a treadmill just to replace production
- Much of future reserve additions have to involve deep and ultra-deep resources …
- … and a lot of the prospective onshore and offshore acreage currently off limits
- Requirements for money, brains and new iron are staggering
- 38,000 miles of new pipeline required

Production growing more slowly than previously reported by EIA



EIA estimates vs. actual increase through June
16%
14%
12%
10%
8%
6%
4%
2%
0%
9.4%
6.7%
4.0%
Preliminary
July revision
Actual

Sources: EIA & MSHA

Production change by region

(in millions of tons except percent change)

	Through 6/01	*Through 6/00*	*Change*
Southern Powder River Basin	171.7	156.4	9.8%
Central Appalachia	133.3	135.2	-1.4%
Northern Appalachia	61.8	60.9	1.5%
Other	191.9	185.0	3.8%
Total U.S.	558.8	537.4	4.0%

Supply constraints

- Powder River Basin
  - ✓ Loadouts are at capacity
  - ✓ Low-cost incremental tons already being mined
  - ✓ Producers looking for returns – limited capacity expansions
  - ✓ Rail lines are nearing capacity
- Central Appalachia
  - ✓ Under-investment due to years of depressed pricing
  - ✓ Capital constraints for all but strongest players
  - ✓ Permitting logjam and bonding difficulties
  - ✓ Reserve degradation

Power plant stockpiles

Historical: Jan. 1990-May 2001 / Arch Forecast: June 2001 forward



100
90
80
70
60
50
40
30
20
Days Supply
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002
Arch Forecast
UMWA Strike

The last time stockpiles fell below 40 days, nukes filled the gap

Utilization at coal-fired power plants



100
90
80
70
60
50
40
Capacity Factor (%)
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
Capacity Factor (%)
Trend Line (Linear)

Increase of 10 percentage points = 150 mm tons of coal demand

New coal-fired plant announcements



States with planned coal-fired projects in green

- Plans for 83 new plants or expansions in 31 states
  - ✓ Total planned additions exceed 55,000 megawatts
  - ✓ Represents an 18% increase over existing base
  - ✓ Equates to over 150 million tons of coal consumption

Coal Daily's Spot Coal Indices

	9/3/01	9/3/00
Central Appalachia *(CSX, 12,500 Btu, 1.2 lbs. of SO2/mm Btu)*		
F.O.B. Fourth Quarter	$46.50	$25.00
F.O.B. First Quarter	$42.75	$24.80
Powder River Basin *(8,800 Btu, .8 lbs. of SO2/mm Btu)*		
F.O.B. Fourth Quarter	$ 7.85	$ 4.28
F.O.B. First Quarter	$ 9.00	$ 4.48
Colorado *(11,700 Btu, Uinta Basin-Colorado)*		
F.O.B. Fourth Quarter	$21.00	$14.00
Utah *(11,700 Btu, Uinta Basin-Utah)*		
F.O.B. Fourth Quarter	$21.00	$15.90

Arch's debt reduction
(since 12/31/98, in millions)



1600
1400
1200
1000
800
600
400
$1,370
$768
Dec-98
Mar-99
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01

Financial summary

(in millions except per-share and ratio data; 2001 data unaudited)

	6 Mos. 2001	FY 2000
Revenues	$750.0	$1,404.6
Net income (loss)	6.9	(12.7)
EPS	.16	(.33)
Tons sold*	53.9	105.5
Adjusted EBITDA	$ 148.6	$ 315.2
Adjusted EBITDA/share	$ 3.32	$ 8.25

	6/30/01	12/31/00
Total debt	$ 768	$ 1,151
Debt to total capitalization	57%	84%
Weighted avg. shares outstanding	44.7	38.2

Total shares outstanding (at 6/30/01) = 52.7

** Does not reflect 65% of CFC tons*

Future uses of cash

- Pay down an additional $92 million in debt
  - ✓ Arch Western must carry a minimum of $675 million in debt
  - ✓ Required by terms of ARCO transaction
  - ✓ $675 mm in debt equates to debt-to-cap ratio of 53% at current equity level
- Weigh focused acquisitions in target basins
  - ✓ Another round of consolidation appears likely
- Pursue internal growth opportunities on select properties
  - ✓ Continue to be market-driven in decision-making
  - ✓ Idled Dal-Tex operation has very favorable reserve position
  - ✓ Coal Creek reopening, if and when market dictates

Focusing on costs/productivity

- Maintain and build upon position as aggressive low-cost producer
  - ✓ Key to long-term success in coal business
- Strengthen position as a productivity leader in key basins
- Drive down costs through "6% program" and other initiatives
- Continue to address challenges at West Elk
  - ✓ Substantial progress in recent weeks
  - ✓ Seek to return mine to previous form

Investment considerations

- Inadequate energy supplies still must be addressed
- Large, strategic, high-quality reserve position
- Large, modern, low-cost mines
- Only east/west producer mining 100% low-sulfur coal
- Substantial exposure to new pricing environment
- Strong cash generator
- Potential to resume role as consolidator